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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 9, 2007

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                       000-30973                38-3516922
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

 102 EAST FRONT STREET, MONROE, MICHIGAN                                 48161
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431

________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 9, 2007, Registrant issued press releases announcing executive appointments and that its Board of Directors authorized the repurchase of up to 1 million shares of its common stock during calendar year 2007. The press releases are attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

The following exhibits are furnished herewith:

EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99.1      Press Release dated January 9, 2007 announcing the appointments of
          James E. Morr as Executive Vice President, General Counsel and Chief
          Risk Officer and Scott E. McKelvey as Executive Vice President and
          Senior Wealth Management Officer, effective February 1, 2007.

99.2 Press Release dated January 9, 2007 announcing Registrant's authorization to repurchase up to 1 million shares of its common stock during the calendar year 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                        MBT FINANCIAL CORP.


Date: January 10, 2007                  By: /s/ H. Douglas Chaffin
                                            ------------------------------------
                                            H. Douglas Chaffin
                                            President and Chief Executive
                                            Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   EXHIBIT DESCRIPTION
-------   -------------------
99.1      Press Release dated January 9, 2007 announcing the appointments of
          James E. Morr as Executive Vice President, General Counsel and Chief
          Risk Officer and Scott E. McKelvey as Executive Vice President and
          Senior Wealth Management Officer, effective February 1, 2007

99.2 Press Release dated January 9, 2007 announcing Registrant's authorization to repurchase up to 1 million shares of its common stock during calendar year 2007.